UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Fidus Investment Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

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March 28, 2022

URGENT

Dear Shareholder of Fidus Investment Corporation,

Please complete the enclosed proxy card to vote your shares in connection with the 2022 Annual Meeting of Stockholders on June 9, 2022 at 9 a.m. (Central Time). Please discard the 2021 proxy card previously included within your 2022 Notice of Annual Meeting and accompanying materials.

We apologize for this inconvenience and thank you in advance for your vote.

If you have any questions please reach out to 866-612-8937 for further detail and voting instructions.

Sincerely,

Alliance Advisors

FIDUS INVESTMENT CORPORATION 1603 Orrington Avenue, Suite 1005 Evanston, IL 60201 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Edward H. Ross and Shelby E. Sherard, or any of them, as proxies, and each with full power of substitution, to represent and vote all the shares of Common Stock of Fidus Investment Corporation held of record by the undersigned on March 18, 2022, at the Annual Meeting of Stockholders to be held at 9:00 a.m. Central Time, at the Company’s office at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois, 60201, on June 9, 2022, or any adjournment or postponement thereof. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted “FOR” proposals 1 and 2 in accordance with the recommendation of the Company’s board of directors, and in the discretion of the proxies with respect to any other matters that may properly come before the meeting, subject to the SEC rules. The proxies named above also will vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. The proxies cannot vote your shares unless you sign and return this card. CONTINUED AND TO BE SIGNED ON REVERSE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 9, 2022. The Notice of Meeting, Proxy Statement and our 2021 Annual Report are available at: www.viewproxy.com/fidusinv/2022

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. The election for each of the nominees listed below to serve as a Class II Director FOR AGAINST ABSTAIN until his successor has been duly elected and qualified. 2. To approve a proposal to authorize the Company, WITHHOLD subject to the approval of the Company’s Board FOR AUTHORITY of Directors, to sell or otherwise issue shares of 01 Thomas C. Lauer its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in the proxy statement (including that the cumulative number of shares sold pursuant to 02 Edward X. Tune such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale). 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice Is specified, It will be voted “FOR” proposals 1 and 2 in accordance with the recommendation of the Company’s board of directors. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, A Proxy DO NOT PRINT IN THIS AREA Statement for the Annual Meeting of Stockholders and the 2021 Annual Report to Stockholders. (Shareholder Name & Address Data) I plan on attending the meeting Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer ls a partnership, please sign in partnership name by authorized person. CONTROL Date: NUMBER Signature Signature (if held jointly) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone INTERNET TELEPHONE MAIL Vote Your Proxy on the Internet: Vote Your Proxy by Phone: Vote Your Proxy by Mail: Go to www.AALvote.com/fdus Call 1 (866) 804-9616 Have your proxy card available Use any touch-tone telephone to Mark, sign, and date your proxy when you access the above vote your proxy. Have your card, then detach it, and return it website. Follow the prompts to proxy card available when you in the postage-paid envelope vote your shares. call. Follow the voting provided. instructions to vote your shares..